Management Presentation

February 2012

allegiant
Travel is our deal.

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Unique business model and results

- Highly resilient and profitable
  - Profitable last 36 quarters (1)
  - $127mm EBITDA (2) in 2011
  - 2011 Return on Capital 15.3% (2)
- Strong balance sheet
  - Rated BB- and Ba3 (3)
  - $320mm unrestricted cash (4)
  - $146mm debt
  - Owned fleet
  - Debt/EBITDA 1.2x(2)
- Management owns >20%

Built to be different
Leisure customer
Small cities
Little competition
Low cost aircraft
Low frequency/variable capacity
Bundled products
Closed distribution
Low costs
Highly profitable

(1) Excluding non-cash mark to market hedge adjustments and 4Q06 one time tax adjustment
(2) See GAAP reconciliation in Appendix
(3) Rated BB- by Standard & Poor's, rated Ba3 by Moody's
(4) Unrestricted cash includes investments in marketable securities

allegiant™ Travel is our deal.

Leisure customer in small cities

- Taking people where they want to vacation
- Stimulation of demand - non-stop flights, low prices
- Prior to ALGT, small cities had few good options
- Leisure - more resilient than business, proven repeatedly
- Packages – air + hotels, cars, etc.
- Variable capacity to match seasonal demand patterns
- Small cities require less frequency due to size of market

allegiant™ Travel is our deal.

Nationwide footprint



Bellingham
Pasco
Kalispell
Great Falls
Grand Forks
Bangor
Eugene
Redmond
Missoula
Billings
Minot
Duluth
Plattsburgh
Medford
Bozeman
Bismarck
Fargo
Idaho Falls
Rapid City
Appleton
Casper
Grand Rapids
Niagara Falls
Sioux Falls
Saginaw
Elmira
Cedar Rapids
Rockford
Stockton
Grand Island
Des Moines
South Bend
Allentown
Fort Collins/Loveland
Moline
Gary
Toledo
Youngstown
Oakland
Colorado Springs
Peoria
Fort Wayne
Huntington
Salisbury
Monterey
Fresno
Grand Junction
Wichita
Owensboro
Roanoke
Newport News
Pueblo
Lexington
Tri-Cities
Greensboro
Santa Maria
Las Vegas
Springfield
Knoxville
Asheville
Los Angeles
Bentonville
Chattanooga
Wilmington
Palm Springs
Greenville/Spartanburg
Myrtle Beach
San Diego
Phoenix-Mesa
Shreveport
Orlando-Sanford
Laredo
Tampa /St. Pete
Fort Lauderdale
Punta Gorda
McAllen

Yellow dots – leisure destinations
Blue dots – small cities
Large dots - bases

Projected through April 30, 2012
178 routes, 59 operating aircraft
65 small cities, 11 leisure destinations

allegiant™
Travel is our deal.

Little competition

Uniquely built to profitably serve small city markets


Bellingham
Oakland
Las Vegas
Phoenix-Mesa
Des Moines
Grand Rapids
Plattsburgh
Allentown
Lexington
Knoxville
Greenville/Spartanburg
Orlando
Tampa /St. Pete
Fort Lauderdale
165
125
85
45
5
12
166
Routes w competition
Routes wo competition

allegiant Travel is our deal.

Low cost aircraft

- Owned fleet – 63[1] owned aircraft
- MD-80
  - 53 in operating fleet, expect to operate 59 EOY
  - $3mm total for purchase + induction
  - $2.4mm EBITDA/ aircraft 2011[2]
  - Increasing capacity to 166 seats, 11% increase in seats
    - 10 166 seat AC Feb 1, still on track for completion EOY
- 757
  - One in operating fleet, 3 leased out through 2/3Q12
  - Committed to purchase 2 more in 1Q12, in service 2Q12
  - $15mm total for purchase + induction
  - 217 seats, 8 hour range

1 – Expect to finalize purchase of 2 757s in 1Q12 which will take owned aircraft to 65
2 – see GAAP reconciliation in appendix

allegiant™ Travel is our deal.

Capacity management

Leisure = seasonality



Avg. block hours/AC/day
System block hours/AC/day
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2010 2011 2012E

	2010	2011	1H 2012
Avg Sched AC	46	50	56

Small cities = low frequency



Weekly market frequency
% of total departures
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Peak Off peak
2x
3x
4x
5x or greater
Weekly frequency of departures

Peak = sample peak travel time from week of June 13 – Aug 8 2011, sample off peak = Aug 15 – Sept 19 2011

allegiant™ Travel is our deal.

Ancillary revenue – third party products

- Bundled vacation packages
- Very high margins
  - 38% 2011 pre-tax income
- Wholesale price for hotel & car, we manage margin, no inventory risk

Growth	YoY 2010	YoY 2011
Gross revenue	+22%	+19%
Net revenue	+24%	+23%
Room nights	+7%	+14%
Rental car days	+52%	0%

Gross revenue is Non GAAP



Ancillary revenue - third party products
USD mm
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$73.2
$19.7
$89.3
$24.4
$106.4
$29.9
2009
2010
2011
Gross revenue
Net revenue



thousands
700
600
500
400
300
2009
2010
2011
Rental car days
Room nights

allegiant Travel is our deal.

Our website is our only store


allegiant Travel is our deal.
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- 22m unique visitors – 2011
  - $0.89 advertising/pax
- 35% new visits
- 6.6 avg page views
- Avg ~ 5.5 min on site
- 89% of 2011 sales were through the site

Excellent cost structure

Operating cost ex fuel/ASM (CASM ex) vs stage length



8
7.5
7
6.5
6
5.5
Total cost ex fuel per ASM (cents)
7.6
LUV
7.6
ALK(1)
6.8
JBLU
5.7
ALGT
5.6
SAVE
600
700
800
900
1,000
1,100
1,200
Average stage length (miles)

Operating cost/ASM (CASM) vs stage length



12.5
12
11.5
11
10.5
10
9.5
9
Total cost per ASM (cents)
12.3
LUV
11.8
ALK(1)
11.2
JBLU
10.9
ALGT
9.5
SAVE
600
700
800
900
1,000
1,100
1,200
Average stage length (miles)

(1) ALK is mainline statistics
LUV = Southwest Airlines, ALK = Alaska Airlines, JBLU = JetBlue Airways, SAVE = Spirit (LTM Q3 2011), Time period – 2011, ASM – available seat miles,

allegiant™ Travel is our deal.

Best pre-tax margins



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
ALGT
SAVE(1)
ALK(1)
LUV(1)
JBLU(1)
ALGT
SAVE
ALK
LUV
JBLU
ALGT
SAVE
ALK
LUV
JBLU
ALGT
SAVE
ALK
LUV
JBLU

	2008 Runaway Oil	2009 Recession	2010 Recovery	2011 Runaway Oil
Avg AC in period	36	43	49	52
Avg scheduled service fuel price	$3.22	$1.90	$2.43	$3.30

(1) LUV = Southwest Airlines; JBLU = JetBlue Airways; SAVE = Spirit Airlines (LTM Q3 2011), ALK = Consolidated Alaska Air Group excluding special items

allegiant™ Travel is our deal.

Better equipped to handle higher fuel

	2008	2011	% change
System ASMs (billions)	4.4	6.4	46%
Average aircraft	36	52	43%
Avg fare – scheduled service	$84.97	$89.15	5%
Avg ancillary - total	$29.42	$36.35	24%
Avg fare - total	$114.40	$125.51	10%
Pre-tax margin	11.0%	10.2%	



$mm
140
130
120
110
100
90
80
70
60
50
40
$79
$127
$55
$80
EBITDA
Pre-tax income
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.73
$2.57
$3.22
$3.30
EPS
Avg scheduled service fuel price
2008
2011

EBITDA – see GAAP reconciliation in appendix

Revenue 4Q11

	4Q10	4Q11	YoY	$ change
PRASM (cents)	7.98	8.91	12%	
TRASM (cents)	11.42	12.45	9%	
Avg fare – scheduled service	$81.62	$91.66	12%	$10.04
Avg ancillary - total	$35.24	$36.39	3%	$1.15
Avg total fare	$116.86	$128.05	10%	$11.19
Fuel expense per passenger	$45.16	$54.04	20%	$8.88

YoY PRASM changes in different market types[1]	YoY change in PRASM	% of markets
Markets with no change in capacity	12.9%	29%
Markets with increase in capacity	6.2%	53%
Markets with decrease in capacity	28.6%	18%

1 – Period covered 4Q10 vs 4Q11
PRASM = scheduled service passenger revenue per scheduled ASM
TRASM = total scheduled service revenue per scheduled ASM

allegiant™ Travel is our deal.

Revenue momentum

Average fare - total



$130
$125
$120
$115
$110
$105
$100
$103
$111
$126
2009
2010
2011

Average fare - ancillary third party products



$5.50
$5.00
$4.50
$4.00
$3.50
$4.01
$4.34
$5.18
2009
2010
2011

Average fare - scheduled service



$95
$90
$85
$80
$75
$70
$65
$70
$76
$89
2009
2010
2011

Average fare - ancillary air-related charges



$32.00
$31.00
$30.00
$29.00
$28.00
$27.00
$29.07
$30.24
$31.17
2009
2010
2011

All revenue is revenue per scheduled passenger

allegiant™ Travel is our deal.

757 update

- Hawaii
  - ETOPS application submitted
  - Anticipate Hawaii service mid-2012
- 1 operating on existing and new routes
- 4 by 2H 2012, 6 by 1H 2013

DOT compliance

- Web site was modified Jan 25 to meet consumer rule #2
  - All fare displays include all taxes and fees
  - All optional fees are "Opt-in", requiring customer selection
- Initial version was deployed for 24 hr test Jan 12
  - Learnings resulted in web improvements to Jan 25 release
  - Impact on ancillary sales was optimized thru testing and tuning

allegiant™ Travel is our deal.

Guidance

- 1Q 12 PRASM +1 to 3%
- 58 MD-80s and 1 757 operating in 1Q 12
- Schedule currently selling through mid August 2012
- 1Q 12 CASM ex fuel 0% to 2%

	1st Quarter 2012	2nd Quarter 2012
System departures	10 to 14%	13 to 17%
System ASMs	17 to 21%	22 to 26%
Scheduled departures	13 to 17%	16 to 20%
Scheduled ASMs	19 to 23%	25 to 29%

Guidance subject to change

Appendix

GAAP reconciliation

EBITDA calculations

$mm	2011	2010	2009	2008	2007
Net Income	49.4	65.7	76.3	35.4	31.5
+Provision for Income Taxes	30.1	37.6	44.2	19.8	19.2
+Other Expenses	5.9	1.3	1.6	.7	-3.6
+Depreciation and Amortization	42.0	35.0	29.6	23.5	16.0
=EBITDA	**127.4**	**139.6**	**151.8**	**79.4**	**63.1**
Total debt	146.0	28.1	45.8	64.7	72.1
+7 x annual rent	7.7	12.0	13.5	19.7	21.0
Adjusted total debt	153.7	40.1	59.3	84.4	93.1
=Adjusted Debt to EBITDA	**1.2x**	**0.3x**	**0.4x**	**1.1x**	**1.5x**
Average aircraft in period	52.3	47	43	36	28
=EBITDA per aircraft	**2.4**	**2.9**	**3.6**	**2.2**	**2.3**
Interest expense	7.2	2.5	4.1	5.4	5.5
= Interest coverage	**17.7x**	**55.4x**	**37.2x**	**14.7x**	**11.4x**

allegiant™ Travel is our deal.

GAAP reconciliation

Return on equity

$mm	2011	2010	2009	2008	
Net Income ($mm)	49.4	65.7	76.3	35.4	
	Dec 2011	**Dec 2010**	**Dec 2009**	**Dec 2008**	**Dec 2007**
Total shareholders equity ($mm)	351.5	297.7	292.0	233.9	210.3
Return on equity	**15%**	**22%**	**29%**	**16%**	

ROE = Net income / Avg shareholders equity

allegiant™ Travel is our deal.

GAAP reconciliation

Return on capital employed calculation

$mm	2011	2010	2009	2008
+ Net income	49.4	65.7	76.3	35.4
+ Income tax	30.1	37.6	44.2	19.8
+ Interest expense	7.2	2.5	4.7	5.4
- Interest income	1.2	1.2	2.5	4.7
EBIT	85.5	104.6	122.7	55.9
+ Interest income	1.2	1.2	2.5	4.7
Tax rate	37.9%	36.4%	36.2%	35.9%
Numerator	**53.9**	**67.3**	**79.6**	**38.9**
Total assets prior year	501.3	499.6	424.0	405.4
- Current liabilities prior year	166.6	158.6	131.0	128.0
+ ST debt of prior year	16.5	23.3	25.3	18.2
Denominator	**351.2**	**364.3**	**318.3**	**295.6**
= Return on capital employed	**15.3%**	**18.5%**	**25.0%**	**13.1%**

allegiant™ Travel is our deal.

History

- Current management took control June 2001
- MD-80s
- Hotel packages since 2002
- Pioneered US unbundled airline product starting in 2003
- Profitable 2 quarters of 2002, every quarter since 2003
- Disciplined, consistent growth



80
60
40
20
0
3 3
4 7
2 9
8 17
7 24
8 32
6 38
8 46
5 51
1 52
11 63
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012e
Aircraft additions
YE Aircraft

Network growth


Route growth vs Aircraft growth
# of routes
Average # of aircraft per quarter
180
160
140
120
100
80
60
55
50
45
40
35
30
25
1Q-2007
2Q-2007
3Q-2007
4Q-2007
1Q-2008
2Q-2008
3Q-2008
4Q-2008
1Q-2009
2Q-2009
3Q-2009
4Q-2009
1Q-2010
2Q-2010
3Q-2010
4Q-2010
1Q-2011
2Q-2011
3Q-2011
4Q-2011
1Q-2012E
Routes
Average aircraft

Capacity changes



Year over year change in scheduled ASMs
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
17%
6%
9%
4%
24%
14%
14%
3%
3%
-8%
-3%
-13%
-3%
-9%
8%
3%
21%
14%
27%
12%
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
3rd Qtr 2011
4th Qtr 2011
1st Qtr 2012
2nd Qtr 2012
Total scheduled ASM growth
Same store ASM growth

ASMs – available seat miles
Scheduled ASM growth in 1st quarter 2012 and 2nd quarter 2012 is the midpoint of guided range

allegiant™ Travel is our deal.

AC utilization over time



Block hours per quarter / AC
Block hours
650
600
550
500
450
400
Q1
Q2
Q3
Q4
2009
2010
2011

Geographic diversity



% of total departures
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Las Vegas
Florida
Phoenix
Southern California
Other
2008
2009
2010
2011

Florida includes Orlando, St. Petersburg/Tampa, Fort Lauderdale, and Punta Gorda
Southern California includes Los Angeles, Long Beach, San Diego and Palm Springs
Other includes Oakland , San Francisco, and Myrtle Beach

Market management over time



25
20
15
10
5
0
# of markets
1Q-2009
2Q-2009
3Q-2009
4Q-2009
1Q-2010
2Q-2010
3Q-2010
4Q-2010
1Q-2011
2Q-2011
3Q-2011
4Q-2011
Markets added
Markets deleted

Does not include shifting of 10 markets from Sanford to Orlando International in 1Q 10 and shifted back to Sanford in 1Q 11

allegiant™ Travel is our deal.

Reacting to a changing landscape

- Southwest/AirTran exiting markets
  - Jan 2012 – Asheville, Atlantic City, Moline,
  - Mar 2012 – Newport News
  - Jun 2012 – Knoxville, Bloomington IL, Charleston WV
  - Aug 2012 – Allentown, Lexington, Harrisburg, White Plains NY
- Allegiant entering markets
  - Q4 11 – Newport News, Asheville
  - Q1 12 – Moline
  - Q2 12 – Bloomington

allegiant™ Travel is our deal.

Credit metrics

Return on capital employed


30%
20%
10%
0%
25.0%
18.5%
15.3%
2.3%
2009
2010
2011
LUV 2011

Return on equity


40%
30%
20%
10%
0%
29.0%
22.3%
15.0%
2.7%
2009
2010
2011
LUV 2011

Interest coverage


60
50
40
30
20
10
0
37.2 x
55.4 x
17.7 x
6.2 x
2009
2010
2011
LUV 2011

Debt / EBITDA


6
5
4
3
2
1
0
0.4 x
0.3 x
1.2 x
4.9 x
2009
2010
2011
LUV 2011

LUV = Southwest Airlines, based on published information

allegiant™ Travel is our deal.

Growth and pre-tax margin vs fuel

	1Q 08	2Q 08	3Q 08	4Q 08	1Q 09	2Q 09	3Q 09	4Q 09	1Q 10	2Q 10	3Q 10	4Q 10	1Q 11	2Q 11	3Q 11	4Q 11
Qtr pre-tax margin	11%	3%	7%	23%	31%	25%	16%	13%	21%	17%	12%	13%	14%	9%	8%	10%



60%
40%
20%
0%
-20%
-40%
-60%
1Q-2008 2Q-2008 3Q-2008 4Q-2008 1Q-2009 2Q-2009 3Q-2009 4Q-2009 1Q-2010 2Q-2010 3Q-2010 4Q-2010 1Q-2011 2Q-2011 3Q-2011 4Q-2011
Scheduled ASMs growth
PRASM growth
System fuel price growth

allegiant™ Travel is our deal.

Low cost drivers


2011 cost per passenger
Total
Allegiant = $112
Spirit = $107
Southwest = $142
JetBlue = $159
Other
$19
$19
$38
$23
$21
$44
$27
$42
$69
$37
$36
$73
Aircraft
$13
$7
$54
$74
$4
$15
$44
$63
$9
$10
$54
$73
$9
$14
$63
$86
ALGT
SAVE
LUV
JBLU
Fuel
Ownership
Maintenance
Labor
Other

Source: Company filings
Ownership includes depreciation & amortization + aircraft rent
Other excludes special items and one-time charges for other carriers,
Spirit Airlines LTM Q3 2011

Revenue model

- Scheduled service
  - Air fare from small cities to leisure destinations
- Ancillary – Air related charges
  - Unbundled air product
- Ancillary 3rd party products
  - Hotels, rental cars
- Fixed fee & Other
  - Charter flying
  - Lease revenue



Revenue growth ($mm)
Total revenue
$800
$700
$600
$500
$400
$300
$504
$58
$19
$95
$331
$558
$49
$20
$143
$346
$664
$42
$24
$170
$428
$779
$54
$30
$180
$515
2008
2009
2010
2011
Scheduled
Ancillary air
Ancillary 3rd party
Fixed fee & Other

Unit revenue gains with growth



40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
14%
8%
12%
6%
-3%
14%
1%
19%
-2%
24%
-8%
35%
1%
25%
1%
24%
-9%
20%
1%
33%
6%
17%
7%
11%
11%
8%
9%
10%
21%
27%
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12E
1Q-12E
2Q-12E
Scheduled ASM growth
PRASM growth

1Q-2012 & 2Q-2012 scheduled service ASM growth is midpoint of guided range
Jan 2012 PRASM is midpoint of guided range

allegiant™ Travel is our deal.

166 seat project economics

Revenue (actual 2011)	
Average scheduled fare	$89.15
Average ancillary fare	$36.35
Total scheduled fare	$125.51
Assumptions	
75% load factor (16 x .75)	12 pax
$ per pax fuel ($3.30 gal x 40 gal/dept)	$11.00
$ per pax non fuel (inflight, D&A, marketing, etc.)	$30.00
Total marginal cost per pax	$41.00
Departures/AC/year (2011 = 2.6 dept/AC/day)	945
# additional sched pax/AC/year	11,340

allegiant™ Travel is our deal.